UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 2, 2021

Date of Report (Date of earliest event reported)

Adverum Biotechnologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36579	20-5258327
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Saginaw Drive

Redwood City, CA 94063

(Address of principal executive offices, including zip code)

(650) 656-9323

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ADVM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Interim Chief Financial Officer and Principal Financial and Accounting Officer

On September 2, 2021, the Board of Directors of Adverum Biotechnologies, Inc. appointed Jack Thrift as Adverum’s Interim Chief Financial Officer. Mr. Thrift also assumed the role of Principal Financial Officer and Principal Accounting Officer of Adverum. Mr. Thrift replaces Chris DeRespino in these roles who, as previously announced, left Adverum on August 27, 2021.

Mr. Thrift, age 55, was appointed as Interim Chief Financial Officer on September 2, 2021. Since March 2016, Mr. Thrift has served as Partner with DeBruin & Thrift Accountancy Group, LLC, in which role he is responsible for outsourced CFO services to a variety of clients. Prior to that, from January 2012 to February 2016, he served as the Chief Financial Officer with LOYAL3 Holdings, Inc. From November 2010 to January 2012, Mr. Thrift served as Chief Financial Officer / Chief Operating Officer at Merriman Capital, Inc. From February 2005 to October 2010, he held senior executive positions at White Oak Global Advisors, LLC and Pacific Growth Equities. Mr. Thrift earned a B.S. in Accounting from University of Southern California. Mr. Thrift is also a Certified Public Accountant (active) in the State of California.

Relocation and Transition of Chief Technology Officer

On September 6, 2021, Adverum’s Chief Technology Officer, Angela Thedinga, informed Adverum that, as part of a move to Boston, Massachusetts for family reasons, she is planning to separate from Adverum over time. The timing and other terms of her departure have not been determined.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVERUM BIOTECHNOLOGIES, INC.

Date: September 9, 2021	By:	/s/ Laurent Fischer
Laurent Fischer, M.D. President and Chief Executive Officer